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                                                                      Exhibit 23





                           CONSENT OF INDEPENDENT AUDITORS



     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 1, 1999, in Amendment Number 1 to the Registration Statement (Form S-1) and related Prospectus of Midwest Medical Insurance Holding Company and Subsidiaries dated July 26, 1999.



                                                  /s/ Ernst & Young LLP




Minneapolis, Minnesota
July 26, 1999